UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 23, 2014

AMBIENT WATER CORPORATION

(Exact Name of registrant as specified in its Charter)

Nevada	333-141927	20-4047619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7721 E. Trent Ave. Spokane Valley, WA	99212
(Address of principal executive offices)	(Zip Code)

(509) 474-9451

(Registrant’s telephone number, including area code)

AWG International Water Corporation

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.03

Amendments to Articles of Incorporation

AWG International Water Corporation changed its corporate name to Ambient Water Corporation.  On June 23, 2014, AWG International Water Corporation filed amended articles of incorporation changing its corporate name with the Nevada Secretary of State.  This corporate action was recommended by the board of directors and approved by written majority shareholder consent in lieu of a special meeting.

The Company also changed the name of its wholly owned subsidiary to Ambient Water, Inc. from AWG International, Inc.  This name change was filed on June 23, 2014.

Item 7.01

Regulation FD Disclosure

On June 25, 2014, the Company issued a press release concerning the change of its corporate name.

Item 9.01

Financial Statements and Exhibits

Exhibits Number

Description

3.0

Articles of Amendment filed June 23, 2014 AWG International Water Corporation

3.1

Articles of Amendment filed June 23, 2014 AWG International, Inc., a wholly owned subsidiary

99

Press Release dated June 25, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 25, 2014

Ambient Water Corporation

   /s/ Jeff Stockdale

______________________________

By:  Jeff Stockdale

Title:  President